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                                                                   EXHIBIT 10.2
                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "AGREEMENT"), made and entered into this 31st day of January, 2003, is by and among MICHAEL MULLARKEY, an individual ("LENDER"), WORKSTREAM INC., a corporation formed under the laws of Canada ("WORKSTREAM" and as agent for the Companies (as defined below), the "COMPANY AGENT"), and each company set forth on EXHIBIT A hereto (each a "COMPANY" and collectively the "COMPANIES").

                                   BACKGROUND

         WHEREAS, simultaneously with the execution and delivery of this Agreement, Workstream and the Companies have executed and delivered to Lender a $1,287,901.04 Term Note dated January 31, 2003 (the "NOTE"); and

         WHEREAS, in order to secure the payment of the Companies' obligations under the Note, the Lender has requested, and the Companies have agreed to grant to Lender, a security interest in certain assets of the Companies.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, and the mutual covenants, undertakings and agreements set forth herein, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. GENERAL MATTERS.

                  (a) GENERAL DEFINITIONS; CURRENCY. Capitalized terms used in this Agreement shall have the meanings assigned to them in EXHIBIT B. All other terms used but not otherwise defined in this Agreement but which are defined in the UCC, shall have the meaning given to such terms in the UCC unless the context clearly requires otherwise. All units of currency used in this Agreement shall be references to the lawful money of the United States of America.

                  (b) RULES OF CONSTRUCTION. All schedules, addenda, annexes exhibits and Disclosure Letters expressly identified to this Agreement are incorporated herein by reference and taken together with this Agreement constitute but a single agreement. The words "herein", hereof" and "hereunder" or other words of similar import refer to this Agreement as a whole, including the exhibits, addenda, annexes, schedules and Disclosure Letters as the same may be from time to time amended, modified, restated or supplemented, and not to any particular section, subsection or clause contained in this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. The term "or" is not exclusive. The term "including" (or any form thereof) shall not be limiting or exclusive. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references in this Agreement or in the schedule, addenda, annex, and exhibit and Disclosure Letters to this Agreement to sections, schedules, Disclosure Letters, exhibits, and attachments shall refer to the corresponding sections, schedules, Disclosure Letters, exhibits, and attachments of or to this Agreement. Each matter set forth in any of the schedules or Disclosure Letters shall be deemed to be disclosed for purposes of every other schedule, addenda, annex, exhibit or Disclosure Letter. All references to any instruments or agreements, including references to this Agreement, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.


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         2. SECURITY INTEREST.

                  (a) To secure the payment of the amounts due to Lender under the Note (collectively, the "OBLIGATIONS"), each Company hereby grants to Lender a security interest in all now owned or hereinafter acquired (i) Inventory, Equipment, and Books and Records owned by such Company and all products and Proceeds thereof (the "FIXED COLLATERAL"), and (ii) Accounts of such Company
(the "ACCOUNT Collateral", and together with the Fixed Collateral, the "COLLATERAL") and all products and Proceeds thereof.

                  (b) Upon the occurrence and during the continuation of an Event of Default, each Company hereby assigns to Lender, as additional security for the payment of the Obligations, all proceeds of insurance due or to become due after the occurrence of the Event of Default under any and all policies of insurance now or at any time hereafter covering the Collateral (the "INSURANCE PROCEEDS"). Subject to the remaining terms of this Paragraph 2(b), each Company hereby directs the issuer of any such policy to pay all Insurance Proceeds directly to Lender. The foregoing notwithstanding, if prior to the payment of any Insurance Proceeds, the Company Agent delivers written notice to Lender that the Insurance Proceeds will be used to replace the Collateral which was lost, stolen, destroyed or otherwise subject to a casualty, then the foregoing assignment shall not be effective and the applicable insurer shall pay the Insurance Proceeds directly to the Companies; PROVIDED that such Insurance
Proceeds shall only be used by the Companies to replace the lost, stolen or destroyed Collateral and any Insurance Proceeds not used for such purposes shall be paid to Lender in satisfaction of any Obligations then outstanding. Subject to the terms of this Paragraph 2(b), upon the occurrence and during the continuation of an event of an Event of Default, Lender may (but need not), in Lender' name or in Companies' names, execute and deliver proof of claim, receive all Insurance Proceeds, and endorse checks and other instruments representing payment of Insurance Proceeds.

                  (c) Each Company hereby authorizes Lender to file any financing statements, continuation statements or amendments thereto that (x) describe the Collateral as set forth in Section 2(a) and (y) contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment. Each Company acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement covering any or all of the Collateral, without the prior written consent of Lender (which consent shall not be unreasonably withheld or delayed), subject to Companies' rights under Section 9-509(d)(2) of the UCC and provided that the foregoing restriction shall be inapplicable following the satisfaction in full of the Obligations.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANIES. Each Company, severally and not jointly, hereby represents and warrants to Lender as follows:

                  (a) Each Company is an entity duly incorporated, in good standing and having a legal corporate existence under the laws of the jurisdiction of its incorporation, and is duly qualified and in good standing in every jurisdiction in which the nature of such Company's business requires such qualification except where the failure to be so qualified and in good standing would not reasonably be likely to result in a Material Adverse Effect.

                  (b) The execution,  delivery and performance of this Agreement
(i) has been duly authorized by all necessary corporate actions, (ii) is not in contravention of such Company's certificate or articles of incorporation, bylaws or any material indenture, agreement or undertaking to which such Company is a party or by which such Company's assets are bound, and (iii) is within such Company's corporate powers.

                  (c) This Agreement is the legal, valid and binding obligations of each Company and, enforceable against each Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium

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and  similar  laws  affecting  creditors'  rights and  remedies  generally,  and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  (D) SECTION 3(D)(I) OF THE DISCLOSURE LETTER sets forth each Company's name as it appears in its certificate or articles of incorporation, the type of entity of each Company, the organizational identification number issued by each Company's jurisdiction of incorporation or a statement that no such number has been issued, each Company's jurisdiction of formation, and the location of Company's chief executive office, corporate offices, warehouses, other locations of Collateral and locations where the Books and Records are kept. During the five years immediately preceding the date of this Agreement, no Company has, except as set forth in SECTION 3(D)(II) OF THE DISCLOSURE LETTER, been known as or conducted business under any other name, including any trade names.

                  (e) The operation of each Company's business is in compliance in all material respects with all applicable Federal, State and local laws, rules and ordinances, including to all laws, rules and ordinances relating to taxes, payment and withholding of payroll taxes, employer and employee contributions and similar items, securities, employee retirement and welfare benefits, employee health safety and environmental matters.

                  (f) Based upon the Employee Retirement Income Security Act of 1974 ("ERISA"), and the regulations and published interpretations thereunder:
(i) no Company has engaged in any prohibited transactions as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code, as amended; (ii) each Company has met all applicable minimum funding requirements under Section 302 of ERISA in respect of its plans; (iii) no Company has any Knowledge of any event or occurrence which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Title IV of ERISA to terminate any employee benefit plan(s); (iv) no Company has any fiduciary responsibility for investments with respect to any plan existing for the benefit of Persons other than such Companies' employees; and (v) no Company has withdrawn, completely or partially, from any multi-employer pension plan so as to incur liability under the Multi-employer Pension Plan Amendments Act of 1980.

                  (g) Each Company is, as of the date of this Agreement, (i) solvent, (ii) able to pay its debts as they mature in the ordinary course of such Company's business, (iii) has capital sufficient to carry on its business, and (iv) the fair market value of such Company's assets (calculated on a going concern basis) is in excess of the amount of its liabilities.

                  (h) There is not pending or, to the Knowledge of the Companies threatened, any litigation, action or proceeding which if decided adversely to the Companies would reasonably be likely to result in a Material Adverse Effect.

                  (i) None of the proceeds of the Note will be used directly or indirectly to "purchase" or "carry" "margin stock" or to repay indebtedness incurred to "purchase" or "carry" "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

                  (j) (i) the Companies have one or more common shareholders, directors and officers, (ii) the businesses and corporate activities of the other Companies are closely related to, and substantially benefit, the business and corporate activities of such Company, (iii) the financial and other operations of the Companies are performed on a combined basis as if the Companies constituted a consolidated corporate group, and (iv) such Company will receive a substantial economic benefit from entering into this Agreement and will receive a substantial economic benefit from the application of the proceeds of the Note in each case, whether or not such amount is used directly by such Company.

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

         4. COVENANTS OF THE COMPANIES. Each Company hereby covenants and agrees with Lender as follows:

                  (a) No Company will change (i) its name as it appears on its certificate or articles of incorporation, (ii) its type of legal entity, (iii) its organization identification number, if any, issued by its jurisdiction of incorporation, or (iv) its jurisdiction of incorporation.

                  (b) Each Company will  promptly  inform  Lender in writing of:
(i) the commencement of any proceedings and investigations by or before and/or the receipt of any written notices from any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or in any way concerning any event which would, singly or in the aggregate, be reasonably likely to result in a Material Adverse Effect; (ii) any amendment of any Company's certificate or articles of incorporation or bylaws; (iii) any change in the Companies business which has had or would reasonably be likely to result in a Material Adverse Effect; (iv) any Event of Default; (v) any event which with the passage of time or giving of notice or both would constitute a default under any agreement for the payment of borrowed money to which any Company is a party or by which any Company or any of such Company's assets may be bound; and
(vii) any change in any Company's name or any other name used in its business.

                  (c) No Company will, without the written consent of Lender, which consent shall not unreasonably withheld or delayed: (i) create, incur, assume or suffer to exist any indebtedness for borrowed money (exclusive of trade debt) whether secured or unsecured other than such Company's indebtedness to Lender; (ii) cancel any debt owing to it except in the ordinary course of such Company's business; (iii) assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person other than an Affiliate of a Company; (iv) directly or indirectly declare, pay or make any dividend or distribution on any class of its stock or apply any of its funds, property or assets to the purchase, redemption or other retirement of any stock of a Company, other than in the ordinary course of business; (v) purchase or hold beneficially any other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person other than in the ordinary course of business, including any partnership or joint venture, except travel advances or loans to such Company's officers and employees not exceeding at any one time an aggregate of $10,000 for all Companies and investments in the existing or future subsidiaries of the Companies; (vi) enter into any merger, consolidation or other reorganization with or into any other Person or acquire all or a portion of the assets of stock of any Person or permit any other Person to consolidate with or merge with it other than in any internal reorganization of the Companies; (vii) materially change the nature of the business in which it is presently engaged; or (viii) change its fiscal year or make any changes in accounting treatment and reporting practices, except as required by GAAP, or with respect to the tax reporting treatment, except as required by law.

                  (d) No Company shall encumber, mortgage, pledge, assign or grant any lien, security interest or other interest in or to any Collateral to any Person other than (i) Lender, or (ii) Permitted Liens.

                  (e) No Company shall dispose of any of the Collateral whether by sale, lease or otherwise except for the sale of Inventory in the ordinary course of business and for the disposition or transfer in the ordinary course of such Companies' business during any fiscal year of obsolete worn-out Equipment having an aggregate fair market value in any such calendar year of not more than $100,000 and only to the extent that (i) the proceeds of any such disposition are used to acquire replacement Equipment which is subject to Lender's security interest or (ii) the proceeds of which are remitted to Lender in reduction of the Obligations.

                  (f) Each Company shall defend the security interest of Lender in and to the Collateral against the claims and demands of all Persons whomsoever, and take such reasonable actions, including notification of Lender's interest in Collateral, as Lender may reasonably request.

                  (g) Each Company shall place notations upon such Company's Books and Records to disclose Lender's security interest in the Collateral.

                  (h) Each Company shall perform such other steps as are reasonably requested by Lender to create and maintain in Lender's favor a valid perfected security interest in the Collateral, subject only to the Permitted Liens.

                  (i) Each Company shall promptly notify Lender of any material loss, damage or destruction of any of the Fixed Collateral.

                  (j) Each Company shall keep and maintain the Equipment in good operating condition, except for ordinary wear and tear, and shall make all reasonably necessary repairs and replacements thereof.

                  (k) Each Company shall maintain and keep the Collateral at the addresses listed in SECTION 3(D)(I) OF THE DISCLOSURE LETTER, PROVIDED, that any Company may change such locations or open a new location, if (i) such Company provides Lender 30 calendar days prior written notice of such changes or new location and (ii) prior to such change or opening of a new location it executes and delivers to Lender such agreements as Lender may reasonably request, including landlord agreements, mortgagee agreements and warehouse agreements, each in form and substance reasonably satisfactory to Lender.

                  (l) Each Company will pay or discharge when due all taxes, assessments and governmental charges or levies imposed upon such Company or any of the Collateral unless such Company shall have applied for and received any available extensions therefor, or such amounts are being diligently contested in good faith by appropriate proceedings and adequate reserves therefore are maintained on the books of such Company in conformity with GAAP.

                  (m) Each Company will bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. At each Company's own cost and expense, each Company shall (i) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to such Company's including business interruption insurance; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to such Company's insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of such Company (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such worker's compensation or similar insurance as may be required under the laws of any jurisdiction in which such Company is engaged in business; and (v) furnish Lender with (x) copies of all policies and evidence of the maintenance of such policies at least 30 calendar days before any expiration date, (y) endorsements to such policies naming Lender as an "additional insured", and (z) evidence that as to Lender the insurance coverage shall not be impaired or invalidated by any act or neglect of any Company and the insurer will provide Lender with at least 30 calendar days notice prior to cancellation.

         5. FURTHER ASSURANCES. At any time and from time to time, upon the written request of Lender and at the sole expense of Companies, each Company shall promptly execute and deliver any and all such instruments and documents and take such further actions as Lender may reasonably request (a) to obtain the full benefits of this Agreement (b) to protect, preserve and maintain Lender's interests in the Collateral or (c) to enable Lender to exercise all or any of the rights and powers herein granted.


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     6. POWER OF ATTORNEY. The Companies hereby irrevocably make, constitute and appoint the Lender as each Company's true and lawful attorney-in-fact (with full power of substitution and re-substitution, in the name of each Company, the Lender or otherwise) with the power to, following the occurrence and during the continuation of an Event of Default, do any and every act that the Companies are obligated by this Agreement to do, to do all things necessary to preserve and protect the Collateral, and to preserve, protect, and keep perfected the Lender's security interest in the Collateral. This power of attorney, being coupled with an interest, is irrevocable so long as the Obligations have not been fully satisfied.

     7. TERMINATION OF LIEN. The liens, security interest and rights granted to Lender hereunder shall continue in full force and effect until all of the Obligations shall have been satisfied in full. Promptly upon satisfaction in full of the Obligations, Lender shall deliver to the Companies such documents, agreements or instruments as shall be reasonably requested by the Companies to evidence the satisfaction of the Obligations and the release or other termination of Lender's interest in the Collateral.

     8. EVENTS OF DEFAULT. The occurrence of any of the following shall be an Event of Default under this Agreement:

                  (a) the failure of Workstream or any Company to pay any amounts due to the Lender under the Note, after expiration of any notice and cure or grace periods;

                  (b) a written notice of default is received by any Company for the failure to pay any amounts due under any other agreement or instrument for borrowed money, and such failure continues after the expiration of any applicable notice and cure or grace periods;

                  (c) any Company's failure to pay any taxes when due unless such taxes are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established on the applicable Company's books;

                  (d) any Company's material breach of any representation or warranty set forth in this Agreement, which breach is not cured within seven Business Days following Lender's delivery of written notice of such breach to Company Agent, or if such breach can not be cured within seven Business Days, the applicable Company or Companies have not undertaken steps to commence cure of such breach;

                  (e) any Company's failure to materially perform any covenant set forth in this Agreement, which breach is not cured within seven Business Days following Lender's delivery of written notice of such breach to Company Agent, or if such breach can not be cured within seven Business Days, the applicable Company or Companies have not undertaken steps to commence cure of such breach;

                  (f) any Company shall make an assignment for the benefit of its creditors, or file a voluntary petition under the bankruptcy code, any other federal or state insolvency law, or apply for or consent to the appointment of a receiver, trustee or custodian of all or part of its property.

                  (g) any Company shall file an answer admitting the jurisdiction of a court and the material allegations of an involuntary petition filed against it under the bankruptcy code, any other federal or state insolvency law, or shall fail to have such petition dismissed within 60 calendar days after its filing.

                  (h) an order for relief shall be entered against any Company following the filing of an involuntary petition under the bankruptcy code, any other federal or state insolvency law, or if an order shall be entered appointing a receiver, trustee or custodian of all or parts of either of their respective property; or

                  (i) an attachment or levy is made upon the Collateral having a value in excess of $100,000 or a judgment is rendered against any Company or any Company's property involving a liability of more than $100,000, which attachment, levy or judgement shall not have been vacated, discharged, stayed or bonded pending appeal within 30 calendar days from the entry thereof.

     9. REMEDIES. Upon the occurrence of an Event of Default, Lender shall have the right to demand repayment in full of all Obligations, whether or not otherwise due. Until all Obligations shall have been paid in full, Lender shall retain its lien and security interest in and on the Collateral. Lender shall have, in addition to all other rights provided herein, the rights and remedies of a secured party under the UCC, and under other applicable law, all other legal and equitable rights to which Lender may be entitled, including the right to take immediate possession of the Collateral, to require a Company to assemble the Collateral, at Companies' expense, and to make it available to Lender at a place designated by Lender which is reasonably convenient to both parties and to enter (without any breach of peace) any of the premises of a Company or wherever the Collateral shall be located, and to keep and store the same on said premises until sold (and if said premises be the property of such Company, such Company agrees not to charge Lender for storage thereof), and the right to apply for the appointment of a receiver for such Company's property. Further, Lender may, at any time or times after the occurrence and during the continuation of an Event of Default, sell and deliver all Collateral held by or for Lender at public or private sale for cash, upon credit or otherwise in a commercially reasonable manner and during the continuation. The requirement of reasonable notice shall be met if such notice is given to Company Agent at Company Agent's address at least 10 Business Days before the time of the event of which notice is being given. Lender may be the purchaser at any sale, if it is public. The proceeds of sale shall be applied first to all costs and expenses of sale, including reasonable attorneys' fees, and second to the payment of all Obligations. Promptly after the payment in full, Obligations, and after the payment by Lender of any other amount required by any provision of law, including Section 9-608(a)(1) of the UCC (but only after Lender has received what Lender considers reasonable proof of a subordinate party's security interest), the surplus, if any, shall be paid to Company Agent or its representatives or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct. Companies shall remain liable to Lender for any deficiency.

     10. NO WAIVER; CUMULATIVE REMEDIES. Failure by Lender to exercise any right or remedy under this Agreement, or delay by Lender in exercising the same, will not operate as a waiver; no waiver by Lender will be effective unless it is in writing and then only to the extent specifically stated. Lender's rights and remedies under this Agreement shall be cumulative and not exclusive of any other right or remedy which Lender may have.

     11. REVIVAL. Each Company further agrees that to the extent any Company makes a payment or payments to Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

     12. NOTICES. Any notice or request hereunder may be given to Company Agent or Lender at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Paragraph 12. Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail or telecopy (confirmed by mail). Notices and requests shall be deemed to have been given and received, in the case of those by hand delivery, when delivered to any officer of the party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given and received on the fifth calendar day following deposit in the mail, or the next Business Day following deposit with a reputable overnight mail carrier, and, in the case of a telecopy, when sent if during normal business hours for recipient or if after normal business hours for the

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

recipient, the next Business Day. Notice to counsel for either party shall not be deemed to be notice to such party.

Notices shall be provided as follows:

         If to Lender:                 Michael Mullarkey
                                       1050 W. Deerpath Road
                                       Lake Forest, IL 60045
                                       Telecopier: (613) 270-0774

         If to Company Agent:          Workstream Inc.
                                       495 March Road, Suite 300
                                       Ottawa, Ontario, Canada K2K-3G1
                                       Attention:  Chief Financial Officer
                                       Telecopier:  (613) 270-0774

         With a copy to:               Cozen O'Connor
                                       1900 Market Street
                                       Philadelphia, PA  19103
                                       Attention:  Larry Laubach, Esquire
                                       Telecopier:  (215) 665-2013

         13. GOVERNING LAW, JURISDICTION AND WAIVER OF JURY TRIAL.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

                  (b) EACH COMPANY AND LENDER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY COMPANY AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH COMPANY AND LENDER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH COMPANY AND LENDER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.

                  (c) THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDER AND EACH COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT.

     14. ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all reasonable fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all reasonable fees, costs and expenses of appeals.

     15. ENTIRE UNDERSTANDING. This Agreement and the Note contains the entire understanding between Companies and Lender and any promises, representations, warranties or guarantees not herein contained shall have no force and effect unless in writing, signed by each Companies' and Lender's respective officers. Neither this Agreement nor any portion or provisions thereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

     16. SEVERABILITY. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions thereof.

     17. CAPTIONS. All captions are and shall be without substantive meaning or content of any kind whatsoever.

     18. COUNTERPARTS; TELECOPIER SIGNATURES. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party via telecopier transmission shall be deemed to be any original signature hereto.

     19. CONSTRUCTION. The parties acknowledge that each party and its counsel have reviewed this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

     20. CONFIDENTIALITY. Lender shall hold and protect from disclosure all confidential non-public information regarding Companies (whether financial or otherwise) obtained pursuant to the requirements of this Agreement in the same manner as Lender protects its own confidential non-public information from disclosure, but in any event with no less than reasonable care; PROVIDED that Lender may make disclosures of such information to those officers, directors, employees, agents and representatives of Lender who have a need to know such information for purposes of administering Lender's rights and obligations under this Agreement, so long as such officers, directors, employees, agents and representatives are subject to an obligation of confidentiality at least as restrictive as the one set forth in this Section 38.

     21. AGENCY PROVISIONS; WAIVER OF SUBROGATION.

                  (a) Each Company hereby irrevocably designates Company Agent to be its attorney and agent hereunder, and in such capacity to execute, deliver and receive all instruments, documents, writings, notices and further assurances now or hereafter required hereunder, on behalf of such Company or Companies.

                  (b) Each Company expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which such Company may now or hereafter have against any other Company or other person or entity directly or contingently liable for the amounts due under the Note, or against or with respect to any other Company's property (including, without limitation, any property which is Collateral for the amounts due under the Note), arising from the existence or performance of this Agreement, until all Obligations have been paid in full in cash and this Agreement has been irrevocably terminated

     22. ASSIGNABILITY. This Agreement shall be binding upon the Companies and each of their respective successors and assigns, and shall inure to the benefit of the Lender and his heirs, representatives, successors and permitted assigns. The Lender may assign his rights under this Agreement to a third party; PROVIDED that the Lender notifies the Company Agent in writing of the assignment of this Agreement and the identity of such assignee, and the Company Agent consents in writing prior to such assignment. Any assignment or attempted assignment in violation of this Paragraph 22 shall be void ab initio.




                      [SIGNATURES APPEAR ON THE NEXT PAGE]

         IN WITNESS WHEREOF, this Security Agreement has been duly executed as of the day and year first above written.

WORKSTREAM INC., as Company Agent                  XYLO, INC.




By: /S/ PAUL HAGGARD                           By: /S/ MICHAEL MULLARKEY
    --------------------------------------       ------------------------------
      Name:  Paul Haggard                      By:  Michael Mullarkey
      Title:  Chief Financial Officer          Title:  President

WORKSTREAM USA, INC.




By: /S/ PAUL HAGGARD                           /S/ MICHAEL MULLARKEY
    --------------------------------------     --------------------------------
      Name:  Paul Haggard                         MICHAEL MULLARKEY
      Title:  Chief Financial Officer

6FIGUREJOBS.COM, INC.




By: /S/ MICHAEL MULLARKEY
  ---------------------------------------
      Name:  Michael Mullarkey
      Title:  President

ICARIAN, INC.




By: /S/ MICHAEL MULLARKEY
  ---------------------------------------
      Name:  Michael Mullarkey
      Title:  President

REZLOGIC, INC.




By: /S/ MICHAEL MULLARKEY
  ---------------------------------------
      Name:  Michael Mullarkey
      Title:  President

THE OMNI PARTNERS, INC.




By: /S/ MICHAEL MULLARKEY
  ---------------------------------------
      Name:  Michael Mullarkey
      Title:  President

                                    EXHIBITS

Exhibit A - Subsidiaries
Exhibit B - Definitions

                                    EXHIBIT A
                                    COMPANIES

Workstream USA, Inc., a Delaware corporation.
6FigureJobs.com, Inc., a Delaware corporation.
Icarian, Inc., a Delaware corporation.
RezLogic, Inc., a Colorado corporation.
The Omni Partners, Inc., a Florida corporation.
Xylo, Inc., a Delaware corporation.

                                    EXHIBIT B
                                   DEFINITIONS

                  "ACCOUNTS" means all "accounts", as such term is defined in the UCC, now owned or hereafter acquired by any Company, including: (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by chattel paper of instruments) (including any such obligations that may be characterized as an account or contract right under the UCC); (b) all of such Company's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (d) all rights to payment due to such Company for goods or other property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Company or in connection with any other transaction (whether or not yet earned by performance on the part of such Company); (e) all general intangibles relating to the foregoing; and (f) all collateral security of any kind given by any Account Debtor or any other Person with respect to any of the foregoing.

                  "AFFILIATE" of any Person means (a) any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director (i) of such Person, or
(ii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote fifty percent (50%) or more of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

                  "BOOKS AND RECORDS" means all books, records, contracts, licenses, insurance policies, environmental audits, files, computer files, computer discs and other data and software storage and media devices, accounting books and records, financial statements (actual and pro forma) and any and all records and instruments maintained by the Companies and relating to the Collateral.

                  "BUSINESS DAY" means a day that is not a Saturday, a Sunday or other day on which commercial banks are required or permitted to be closed in the State of New York.

                  "DISCLOSURE LETTER" means the letter dated January 31, 2003 from Company Agent to Lender disclosing those matters specifically required to be set forth therein by this Agreement.

                  "EQUIPMENT" means all "equipment" as such term is defined in the UCC, now owned or hereafter acquired, wherever located, including any and all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal property (other than Inventory) of every kind and description that may be used in such Company's operations or that are owned by such Company, and all parts, accessories and accessions thereto and substitutions and replacements therefor.

                  "GAAP"  means  generally   accepted   accounting   principles,
practices and procedures in effect from time to time in the United States of America.

                  "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "KNOWLEDGE"-"KNOWN" and all variations thereof means the actual knowledge of the President or Chief Executive Officer or Chief Financial Officer of Company Agent, without any duty of investigation or inquiry.

                  "INVENTORY" means all "inventory", as such term is defined in the UCC, now owned or hereafter acquired, wherever located, including all inventory, merchandise, goods and other personal property that are held by or on behalf of such Companies for sale or lease or are furnished or are to be furnished under a contract of service or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such Companies' business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

                  "MATERIAL  ADVERSE EFFECT" means a material  adverse effect on
(a) the condition, operations, assets, business or prospects of any Company taken as a whole, (b) any Company's ability to pay or perform the Obligations in accordance with the terms hereof, (c) the value of the Collateral, the Lender's lien on the Collateral or the priority of the Lender's lien or (d) the practical realization of the benefits of Lender's rights and remedies under this Agreement.

                  "PERMITTED LIENS" means (a) liens of carriers, warehousemen, artisans, bailees, mechanics and materialmen incurred in the ordinary course of business securing sums not overdue; (b) liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, relating to employees, securing sums (i) not overdue or (ii) being diligently contested in good faith provided that adequate reserves with respect thereto are maintained on the books of the applicable Company in conformity with GAAP; (c) liens in favor of Lender;
(d) liens for taxes (i) not yet due or (ii) being diligently contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the applicable Company in conformity with GAAP; (e) liens securing Purchase Money Indebtedness, and (f) liens specified in SECTION A OF THE DISCLOSURE LETTER.

                  "PERSON" means any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof), and shall include such Person's successors and assigns.

                  "PROCEEDS" means "proceeds", as such term is defined in the UCC and, in any event, shall include: (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Company from time to time with respect to any Collateral; and (b) any and all payments (in any form whatsoever) made or due and payable to any Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any Collateral by any Governmental Authority.

                  "PURCHASE MONEY INDEBTEDNESS" means (a) any indebtedness incurred for the payment of all or any part of the purchase price of any fixed asset, (b) any indebtedness incurred for the sole purpose of financing or refinancing all or any part of the purchase price of any fixed asset, and (c) any renewals, extensions or refinancings thereof (but not any increases in the principal amounts thereof outstanding at that time).

                  "UCC" means the Uniform Commercial Code as the same may, from time be in effect in the State of New York; PROVIDED, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Lender' Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; PROVIDED FURTHER, that to the extent that UCC is used to define any term herein or in any Ancillary
Agreement  and  such  term is  defined  differently  in  different  Articles  or

Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.